November 14, 2023
Pioneer Select Mid Cap Growth Fund
Supplement to the Summary Prospectus dated April 1, 2023
Fund summary
Effective November 14, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Ken Winston (lead portfolio manager), Senior Vice
President of Amundi US (portfolio manager of the
fund since 2013 and its predecessor fund since
2009); Shaji John, Senior Vice President of Amundi
US (portfolio manager of the fund and its
predecessor fund since 2013); David Sobell, Senior
Vice President of Amundi US (portfolio manager of
the fund since 2016); and Timothy P. Stanish,
Managing Director, Director of Mid Cap Equities,
US of Amundi US (portfolio manager of the fund
since November 2023)

33555-00-1123
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC